FFA P2 01/25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED JANUARY 28, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2024, OF
FRANKLIN ALLOCATION VIP FUND (THE “FUND”)

1. Effective March 31, 2025, Wylie Tollette is anticipated to retire and step down as a member of the Fund’s portfolio management team.

2. Effective January 31, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

a. The following is added to the section titled “Fund Summaries – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Berkeley Belknap
Portfolio Manager of Advisers and portfolio manager of the Fund since January 2025.

b. The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Berkeley Belknap Portfolio Manager of Advisers
Ms. Belknap has been a co-lead portfolio manager of the Fund since January 2025. She joined Franklin Templeton in 2019.

c. The following replaces the seventh and eighth paragraphs in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Jacqueline Kenney, CFA Portfolio Manager of Advisers

Ms. Kenney has been a co-lead portfolio manager of the Fund since January 2025 and portfolio manager of the Fund since 2022. She joined Franklin Templeton in 2010.

As co-lead portfolio managers of the Fund, Messrs. Nelson and Tollette and Mses. Belknap and Kenney are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, the implementation of the Fund's asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

d. The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (x $1 million)
Berkeley Belknap*	Registered Investment Companies	14	5,513.8	None	None
	Other Pooled Investment Vehicles	41	7,215.2	None	None
	Other Accounts	13	2,839.1	None	None

*Information is provided as of December 31, 2024.

e. The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

As of December 31, 2024, Berkeley Belknap did not own any shares of the Fund.

Please retain this supplement for future reference.